PROSPECTUS SUPPLEMENT

June 14, 2018

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYsm (B Share)

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYsm (C Share)

THE GUARDIAN INVESTOR PROSTRATEGIES VARIABLE ANNUITYsm (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following information supplements, and should be read in conjunction with the Prospectuses dated May 1, 2018 for The Guardian Investor ProFreedom Variable Annuitysm (B Share), The Guardian Investor ProFreedom Variable Annuitysm (C Share) and The Guardian Investor ProStrategies Variable Annuitysm (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

Effective on June 7, 2018:

1.	Western Asset Management Company, subadvisor for ClearBridge Variable Small Cap Growth Portfolio and QS Legg Mason Dynamic Multi-Strategy VIT Portfolio, has changed its name to Western Asset Management Company, LLC.

Effective on or about July 2, 2018:

1.	Deutsche Investment Management Americas Inc., investment advisor for Deutsche Alternative Asset Allocation VIP (Class B) will be renamed to DWS Investment Management Americas, Inc.
2.	The Deutsche Variable Series II, Deutsche Alternative Asset Allocation VIP (Class B) will be renamed to Deutsche DWS Variable Series II, DWS Alternative Asset Allocation VIP (Class B).

Effective on or about July 30, 2018:

1.	PIMCO Unconstrained Bond Portfolio (Advisor Class) will be renamed to PIMCO Dynamic Bond Portfolio (Advisor Class).

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PROSUPP618